Exhibit 10.11

AMENDMENT NO. 1 TO
SPONSOR AGREEMENT

This AMENDMENT NO. 1 TO SPONSOR AGREEMENT (this “Amendment”) is made and entered into as of July 10, 2025, by and among (1) COHEN CIRCLE ACQUISITION CORP. I, a Cayman Islands exempted company (company number 382528) (the “SPAC”); (2) KYIVSTAR GROUP LTD., an exempted company with limited liability, incorporated and existing under the laws of Bermuda with registration number 202504557, with its registered office at Victoria Place, 31 Victoria Street, Hamilton, HM10, Bermuda, and its principal business address at Index Tower (East Tower), Unit 1703, DIFC (Dubai International Financial Center), United Arab Emirates (“New PubCo”); (3) COHEN CIRCLE SPONSOR I, LLC, a Delaware limited liability company (“CCS I”), (4) COHEN CIRCLE ADVISORS I, LLC, a Delaware limited liability company (“CCA I,” and together with CSS I, the “Sponsors”), (5) CANTOR FITZGERALD & CO., a New York general partnership (“Cantor”), and (6) VEON AMSTERDAM B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and registered with the Dutch Chamber of Commerce (Kamer van Koophandel) under number 34378904 (the “Seller”). Capitalized terms used herein without definition have the meanings set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto previously entered into that certain Sponsor Agreement dated March 18, 2025 (the “Agreement”).

WHEREAS, in accordance with Section 6.9 of the Agreement, the parties hereto desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendments.

(a) The first WHEREAS clause of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, as of the date hereof (i) in aggregate, the Sponsors are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of 7,905,000 SPAC Class B Ordinary Shares and (ii) CCS I is the holder of record and the “beneficial owner” of 715,000 Placement Units (as defined in the SPAC IPO Prospectus).”

(b) The second WHEREAS clause of the Agreement is hereby deleted.

(c) The fourth WHEREAS clause of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, in connection with the consummation of the Transactions: (a) all 715,000 of the New PubCo Securities to be issued to CCS I at Closing in exchange for the SPAC Class A Ordinary Shares underlying the Placement Units, following the conversion of the Placement Units into SPAC Class A Ordinary Shares and SPAC Placement Warrants, will not be subject to a lock-up or vesting; (b) the Sponsors will forfeit 2,609,647 SPAC Class B Ordinary Shares (the “Forfeited Sponsor Shares”), (c) CCS I will forfeit 238,333.33 SPAC Placement Warrants, which represent all of the SPAC Placement Warrants underlying the Placement Units held by CCS I following the conversion of the Placement Units into SPAC Class A Ordinary Shares and SPAC Placement Warrants (the “Forfeited Sponsor Warrants”), (d) 3,971,515 of the New PubCo Securities to be issued to the Sponsors at Closing in exchange for their SPAC Class A Ordinary Shares (resulting from the preceding conversion from the SPAC Class B Ordinary Shares in accordance with the conversion mechanics set forth in the SPAC Governing Documents) will be subject to a lock-up (the “Lock-up Securities”); and (iii) 1,323,838 of the New PubCo Securities to be issued for the benefit of the Sponsors at Closing in exchange for their SPAC Class A Ordinary Shares (resulting from the preceding conversion from the SPAC Class B Ordinary Shares in accordance with the conversion mechanics set forth in the SPAC Governing Documents) will be subject to certain vesting conditions (the “Vesting Securities”), in each case on the terms and subject to the conditions set forth in this Agreement.”

(d) The fifth WHEREAS clause of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, immediately following the Closing, the Sponsors will hold 6,010,353 New PubCo Common Shares, as set forth in Annex A.”

(e) The defined term “Forfeited Cantor Warrants” set forth in Section 1.1 of the Agreement is hereby deleted.

(f) Section 2.3 of the Agreement is hereby deleted.

(g) The number “718,750” appearing in Section 4.1(b)(i) and Section 4.1(b)(ii) of the Agreement is hereby deleted and replaced with the number “661,919”.

(h) The table set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

Type of Securities (A)	Number of Securities (B)
(1) Unrestricted Securities	715,000
(2) Lock-up Securities	3,971,515
(3) Vesting Securities	1,323,838
(3.1) First Vesting Tranche Securities	661,919
(3.2) Second Vesting Tranche Securities	661,919
(4) Total:	6,010,353

2. Effect of Amendments. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Agreement, the terms of this Amendment shall govern and prevail. Upon the effectiveness of this Amendment, each reference (i) in the Agreement to “this Agreement,” “hereunder,” “herein,” “hereof’ or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment, and (ii) in any other related document or instrument to the “Agreement,” “thereunder,” “therein,” “thereof’ or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

3. Miscellaneous. This Amendment and any action, suit, dispute, controversy or claim arising out of this Amendment, or the validity, interpretation, breach or termination of this Amendment, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof. This Amendment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Amendment may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto. This Amendment may be executed in counterparts, all of which shall be considered one and the same document and shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Delivery by electronic transmission to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence. The exchange of a fully executed Amendment (in counterparts or otherwise) in pdf, DocuSign or similar format and transmitted by facsimile or email shall be constitute an original, and all of which taken together shall constitute one and the same instrument. This Amendment and the agreements referenced herein and in the Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment No. 1 to Sponsor Agreement to be duly executed as of the date first written above.

COHEN CIRCLE ACQUISITION CORP. I

By:	/s/ Betsy Z. Cohen
	Name:	Betsy Z Cohen
	Title:	Chairman and Chief Executive Officer

[Signature Page to Amendment No. 1 to Sponsor Agreement]

COHEN CIRCLE SPONSOR I, LLC

By:	/s/ Betsy Z. Cohen
	Name:	Betsy Z. Cohen
	Title:	Manager

COHEN CIRCLE ADVISORS I, LLC

By:	/s/ Betsy Z. Cohen
	Name:	Betsy Z. Cohen
	Title:	Manager

[Signature Page to Amendment No. 1 to Sponsor Agreement]

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly
	Name:	Sage Kelly
	Title:	Global Head of Investment Banking

[Signature Page to Amendment No. 1 to Sponsor Agreement]

KYIVSTAR GROUP LTD.

By:	/s/ Kaan Terzioglu
	Name:	Kaan Terzioglu
	Title:	Director

[Signature Page to Amendment No. 1 to Sponsor Agreement]

VEON AMSTERDAM B.V.

By:	/s/ Kaan Terzioglu
	Name:	Kaan Terzioglu
	Title:	Director

By:	/s/ Maciej Wojtaszek
	Name:	Maciej Wojtaszek
	Title:	Director

[Signature Page to Amendment No. 1 to Sponsor Agreement]

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